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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
The Loewen Group Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG Peat Marwick Thorne

Chartered Accountants
Vancouver, Canada
May 3, 1996